SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       August 13, 1999
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                        PLANET ENTERTAINMENT CORPORATION
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               (Exact name of registrant as specified in charter)



                                    FLORIDA
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                 (State or other jurisdiction of incorporation)


       0-29776                                            33-0471728
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(Commission file number)                       (IRS employer identification no.)



           222 Highway 35, P.O. Box 4085, Middletown, New Jersey 07748
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                    (Address of principal executive offices)


Registrant's telephone number, including area code    (732) 530-8819
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          (Former name or former address, if changed since last report)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective August 13, 1999, the registrant notified A.J. Robbins, P.C., the independent accounting firm previously engaged as the principal accountant to audit the registrant's financial statements, of its dismissal. Such principal accountant's report on the registrant's financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the registrant. During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         Effective August 16, 1999, the registrant engaged Lazar Levine & Felix LLP, a new independent accountant, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging that accountant, neither the registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         16.  Letter of A.J. Robbins, P.C. re: Change in Certifying Accountant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLANET ENTERTAINMENT, INC.
                                       (Registrant)


Dated:  August 17, 1999                By: /s/ JOHN S. ARNONE
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                                               John S. Arnone
                                               President and CEO